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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2002

VIASYS HEALTHCARE INC.
 (Exact Name of Registrant Specified in Charter)

Delaware	1-16121	04-3505871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200 Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 862-0800

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        The registrant hereby incorporates by reference the press release dated July 1, 2002 attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release dated July 1, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC. (Registrant)
By:	/s/ MARTIN P. GALVAN Martin P. Galvan Vice President and Chief Financial Officer

Dated: July 1, 2002

Exhibit Index

Exhibit

99.1
Press Release dated July 1, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE